UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2026
AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange
3.433% Fixed-to-Floating Rate Notes due May 20, 2032	AXP32	New York Stock Exchange
3.835% Fixed-to-Floating Rate Notes due June 16, 2034	AXP34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On October 8, 2026, American Express Company (the "Company") and American Express Travel Related Services Company, Inc. consented to an order issued by the Board of Governors of the Federal Reserve System and American Express National Bank ("AENB") consented to an order issued by the Office of the Comptroller of the Currency (the "OCC") to resolve previously disclosed reviews by the banking regulators of certain aspects of the Company's financial crimes compliance program. AENB also agreed to pay a civil money penalty of $350 million to the OCC. A portion of the civil money penalty was reserved for in prior periods and it does not impact the full-year 2026 guidance the Company previously provided. The consent orders do not impose an asset cap on the Company and costs associated with addressing the requirements of the consent orders are not anticipated to affect the Company's 2027 guidance.
Cautionary Note Regarding Forward-Looking Statements
This report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The forward-looking statements, which address the Company's current expectations regarding management's guidance for 2026, future investments and costs and potential impacts to guidance for 2027, among other matters, contain words such as "believe," "expect," "anticipate," "intend," "plan," "will," "may," "should," "could," "would," "likely," "continue," and similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including the effectiveness of the Company's remediation efforts; the Company's ability to control operating expenses and the actual amount we spend on operating expenses in the future, which could be impacted by, among other things, expenses related to enterprise risk management and the Company's financial crimes compliance program; and legal and regulatory developments, including the payment of potential additional fines, penalties, or judgments. A further description of these and other risks and uncertainties can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026 and the Company's other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Corporate Secretary
Date: October 8, 2026